Investor Presentation NOVEMBER 2026 Exhibit 99.1

Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward-looking statements include, without limitation, our ability to successfully commercialize our iDose TR and Epioxa therapies; the impact of general macroeconomic conditions including foreign currency fluctuations and future public health crises; supply and/or manufacturing disruptions, including those impacting our principal revenue-producing products, including the risk of recalls or serious safety issues with our products; our ability to achieve or sustain profitability, generate sales of our commercialized products and develop and commercialize additional products; risks associated with our international operations; our ability to meet our customers’ expectations for the quality or delivery of our products; the potential for misuse of our products; our ability to manage our growth and meet customer demand; the success of our acquisitions, collaborations, in licensing agreements, joint ventures, alliances or partnerships with third parties; our ability to protect our information systems against cyber threats and cybersecurity incidents, and to comply with state, federal and foreign data privacy laws and regulations; risks related to the implementation of artificial intelligence and machine learning technologies; the availability of net operating loss tax carryforwards; changes to domestic or foreign healthcare laws or trade policies, which could impact our profitability; the high cost of regulatory compliance, including the requirements of participation in federal healthcare programs such as Medicare and Medicaid and regulations for the approval and sale and marketing of our products and of our manufacturing processes; risks related to securing or maintaining adequate coverage or reimbursement by government or third-party payors the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial or regulatory approval processes; and our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, which was filed with the SEC on October 28, 2026. Our filings with the SEC are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this presentation, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

WE’LL Innovation is at the core of everything we do. We push the limits of science and technology to solve unmet needs in chronic eye diseases for the benefit of patients worldwide. Dropless Therapies Challenging conventional paradigms to advance the standards of care and improve outcomes Proven New Market Pioneer Building durable new markets to better serve physicians and patients Solutions Oriented; Creating & Exploiting Newest Technologies Unique hybrid pharmaceutical-device company transforming treatment options and quality of life for large and/or underserved patient populations GO FIRST

Best-in-Class Growth Company with Industry-Leading Pipeline 14 Disclosed pipeline programs 12 Currently commercialized products iStent Micro-Scale iDose Sustained-Release iLink Bio-Activated iLution Eyelid Delivery Retina XR Bio-Erodible IVT Ocular Hypertension and Open-Angle Glaucoma Keratoconus Blepharitis Myopia AMD DME RVO 30% 2025 topline growth 20% 10-yr revenue CAGR 900 $ Million Invested in R&D since 2018 + + +

Two Unmet Clinical Needs = Robust Long-Term Growth Opportunities Fundamentally resets how keratoconus is diagnosed, managed and treated to dramatically improve patient awareness and access to effective care INTERVENTIONAL KERATOCONUS Radically improves the conventional “drops first” care paradigm with standalone therapies shown to slow disease progression and reduce drug burden INTERVENTIONAL GLAUCOMA

Major Problem in Glaucoma Care: Non-Compliance with Topical Eye Drops 1 Nordstrom BL et al. Am J Ophthalmol. 2005;140(4): 598-606. % 90 are non-compliant with topical drops 50 ~ % purposely discontinue topical drops within 6 months Patients aren’t compliant with drop regimens1 > Topical medications used as a supplement (“bridge therapy”) as needed LEGACY GLAUCOMA PARADIGM Reactive Drops first and always Compliance dependent TOPICAL DROPS MORE DROPS SLT (AND DROPS) FILTRATION SURGERY MORE FILTRATION SURGERY Drops as supplement (“bridge therapy”) if needed NEW INTERVENTIONAL GLAUCOMA (IG) PARADIGM SLT PROCEDURAL PHARMACEUTICALS MIGS MIBS FILTRATION SURGERY Procedural interventions empower the HCP to actively manage glaucoma care, preserve vision and improve quality of life Proactive Personalized Compliance independent

Glaukos is Ideally Positioned to Lead the IG Paradigm Shift OCULAR HYPERTENSION ADVANCED MODERATE MILD REFRACTORY The IG workhorse: Foundational therapy across the entire disease stage spectrum For patients who have failed surgical and medical therapy IG PARADIGM SLT PROCEDURAL PHARMACEUTICALS MIGS MIBS FILTRATION SURGERY Topical meds as bridge therapy Combo-cataract procedures Strong real-world clinical outcomes Highly favorable HCP feedback Significant growth in the number of cases and trained surgeons Positive iDose TR indicators:

INTERVENTIONAL GLAUCOMA

iDose TR: Long-Duration Drug Therapy Addresses Patient Non-Compliance

IG PARADIGM

- SLT
- PROCEDURAL PHARMACEUTICALS
- MIGS
- MIBS
- FILTRATION SURGERY

Topical meds as bridge therapy

iDose® TR

(travoprost intracameral implant) 75 mcg [1]



Anchors securely into scleral tissue for **continual elution** of unique, **highly concentrated travoprost** directly into anterior chamber

Designed to deliver **up to 3 years of drug therapy;** proven favorable safety and tolerability profile

First and only glaucoma procedural pharmaceutical FDA-approved for re-administration (Jan 2026)


1.8mm x 0.5mm
VS
2,190
Drops over 3 years[4]

Excellent clinical results fuel HCP adoption

81% *of iDose TR subjects **free of IOP-lowering topical meds at 12 months**[2]*

70% *of iDose TR subjects **well-controlled on same or fewer meds at 3 years**[3]*

New Phase 3 data analysis demonstrates non-inferiority to topical timolol at 3 years[3]

1 iDose TR is indicated for the reduction of IOP in patients with OAG or OHT 2 Singh, I Paul et al. Drugs vol. 84,10 (2024) 3 Data on file 4 Topical eye drop prescription regimen over 3-year period, BID

8 © 2026 Glaukos Corporation

GLAUKOS TRANSFORMING VISION

INTERVENTIONAL GLAUCOMA

iDose TR is Just the Beginning

IG PARADIGM

- SLT
- PROCEDURAL PHARMACEUTICALS
- MIGS
- MIBS
- FILTRATION SURGERY

Topical meds as bridge therapy

Advancing 6+ future iDose platform products designed to expand iDose utilization and applicability to support future growth, including:

iDose TRIO

- Designed to streamline insertion to help **facilitate potential future in-office administration**
- IND amendment filed December 2025; **completed patient enrollment in Phase 3b study**
- Initial human factors study indicates **strong user preference (~90% favorability)**[1]



iDose TREX

- Designed to carry **~2x the drug capacity** vs current iDose TR, supporting potentially longer duration
- Phase 2a initial results indicate **robust IOP-lowering**[1]
- Advancing Phase 2b/3 clinical program



Initial results of Phase 2a clinical trial show mean IOP reductions of

8.6-10.8mmHg

through Month 3[1]

1 Data on file
iDose TRIO and iDose TREX are not approved by the FDA

9 © 2026 Glaukos Corporation

GLAUKOS
TRANSFORMING VISION

INTERVENTIONAL GLAUCOMA

iStent infinite: Best-in-Class MIGS Therapy for Long-Term IOP Control

IG PARADIGM

- SLT
- PROCEDURAL PHARMACEUTICALS
- MIGS
- MIBS
- FILTRATION SURGERY

Topical meds as bridge therapy

2012 — Pioneered MIGS with iStent approval

2018 — Launched iStent inject

2022 — Launched iStent infinite for advanced glaucoma

2025 — **Completed enrollment in iStent infinite mild-to-moderate study**

iStent infinite®


IN GOD WE TRUST
LIBERTY
2016

iStent infinite provides up to	*iStent infinite backed by*	*iStent technologies supported by*
240°	**14 YEARS**	**400+**
of powerful outflow coverage	*of commercial MIGS leadership*	*peer-reviewed publications*

Integrity Study Results Demonstrate Superior Safety & Efficacy Profile[1]

1 Ahmed, Iqbal Ike K et al. Ophthalmology and therapy vol. 14,5 (2025): 1005-1024

10 © 2026 Glaukos Corporation

GLAUKOS
TRANSFORMING VISION

INTERVENTIONAL GLAUCOMA

IG Represents the Next Wave for Comprehensive Ophthalmology Practices

ANNUAL US CATARACT PROCEDURES[1]

5M eyes

~15-20% w/co-morbid glaucoma

Cataract surgery is:

- Typically a *"one and done"* procedure and a mainstay for most comprehensive ophthalmic practices
- Undergoing significant pro fee reductions

IG PATIENT POPULATION [2]

22M eyes — *Prevalence*

13M eyes — *Diagnosed*

12M eyes — *Diagnosed & Treated*

IG creates *"forever patients"* by providing comprehensive ophthalmic practices:

- Safe and effective glaucoma treatment options
- Ability to deliver proactive, continual care that may include multiple interventions over a patient's 20-year glaucoma treatment journey



1 Market Scope 2025 Glaucoma Surgical Device Report 2 Market Scope 2024 Glaucoma Pharmaceutical Report; includes glaucoma and OHT patients; assumes bilateral rate of 1.8x

11 © 2026 Glaukos Corporation

GLAUKOS
TRANSFORMING VISION

Ophthalmic surgeons seek to offset continued cataract surgery pro fee reductions, helping to drive adoption and utilization of IG therapy 1 3 In-office injectable delivery of iDose and repeat administration approval can drive inflection in iDose role and IG therapy adoption 2 Combination therapy has potential to become a preferred form of IG therapy 4 New sustained-release drug delivery products designed to offer longer duration have potential to fuel additional IG therapy adoption (iDose TREX) 5 PE groups are likely to gravitate to IG therapy due to the significant clinical benefits and practice efficiency it provides 6 A new breed of IG specialist could emerge, conducting primarily injection therapy while vertically integrated ODs and OD referral networks provide preparatory patient services IG: A Vision for the Next 10 Years By 2035, US ophthalmologists could be performing as many IG procedures as cataract procedures

INTERVENTIONAL GLAUCOMA

Product Roadmap Underscores Extensive IG Product Depth

PRODUCT	PATIENT	STATUS
iStent / iStent inject / iStent inject W	Mild-to-Moderate Glaucoma with Cataract	FDA Approved (2012, 2018, 2020)
iStent infinite	Glaucoma (failed on prior therapy)	FDA Cleared (2022)
iStent infinite	Glaucoma (label expansion)	Active US PMA Study / EU MDR Cert (2025)
PRESERFLO MicroShunt	Advanced-Refractory Glaucoma	OUS Approved / US Active IDE Study
iDose TR	Ocular Hypertension - Glaucoma	FDA Approved (2023)
iDose TRIO	Ocular Hypertension - Glaucoma	Phase 3b
iDose TREX	Ocular Hypertension - Glaucoma	Phase 2b/3
iDose Next Generation	Ocular Hypertension - Glaucoma	Pre-Clinical
Radius XR	Wearable Patient Engagement & Diagnostic System	FDA Cleared
iAccess	Precision Goniotomy	FDA Cleared
Mitosol	Adjunct to Glaucoma Filtration Surgery	FDA Approved

13 © 2026 Glaukos Corporation

GLAUKOS
TRANSFORMING VISION

Two Unmet Clinical Needs = Robust Long-Term Growth Opportunities Fundamentally resets how keratoconus is diagnosed, managed and treated to dramatically improve patient awareness and access to effective care INTERVENTIONAL KERATOCONUS INTERVENTIONAL GLAUCOMA Radically improves the conventional “drops first” care paradigm with standalone therapies shown to slow disease progression and reduce drug burden

Keratoconus (KC): Debilitating, Sight-Threatening Rare Disease Topical medications used as a supplement (“bridge therapy”) as needed OR KC is characterized by thinning and steepening of the cornea Typical onset in teenage years, most aggressively advancing in patients under age 30 ~90% of cases are bilateral Can lead to loss of visual function and blindness if left untreated ~20% of untreated patients ultimately require a corneal transplant, making KC a leading cause of penetrating keratoplasty in the US Since 2016 approval, Photrexa has been the only FDA-approved corneal cross-linking (CXL) therapy shown to slow or halt progression 300+ peer-reviewed publications support its performance and safety. However, newly diagnosed progressive KC eyes are getting access to Photrexa today1 1 in 5 WHY? < 1 Company analysis using annual incidence based on the disease and population demographics

KC: Vastly Underdiagnosed, Misdiagnosed, Undertreated Disease Topical medications used as a supplement (“bridge therapy”) as needed 1 Kreps EO, et al. Cont Lens Anterior Eye. 2021:44(3):101 2 Based on annual Glaukos procedure volumes and internal analysis 3 Syed ZA, et al. Ophthalmology. 2024;131(8):892-901. …optimizing patient access requires a new standard of care and a coordinated, patient-centric approach essential for this rare disease Onerous, fragmented journey means only a fraction of patients ultimately receive sight-saving therapy… Poor Awareness Levels Managing Symptoms vs Disease Pain & Recovery Time w/ Epi-off Procedure Major Payer Hurdles 40 of proven KC patients decline or significantly delay therapy2 > % 70 % of these KC patients had reached TKC Stage 2 (moderate severity KC) or higher by the time of diagnosis1 Retrospective cohort study of newly diagnosed KC patients showed that 12 % underwent CXL treatment3 18 13 of KC patients are diagnosed before age % 1

Transformative Epioxa Therapy Ushers in New Standard of KC Care First and only FDA-approved epithelium-on treatment Incision-free, topical drug therapy catalyzed by oxygen and light Designed to slow or halt KC progression with a single administration Streamlined Procedure and Faster Recovery Time More Desirable Patient Experience Now Commercially Available (March 2026) Supplemental oxygen essential for efficiency

Rare Disease: Significant Investment to Dramatically Improve KC Patient Access Patient Education Advocacy Engagement Provider Awareness, Detection Centers & Tools Patient Service & Market Access Support Integrated IT Deployment Epioxa Sites of Care Specialty Pharma Support Engaged OD-MD Networks OTHER OPHTHALMIC RARE DISEASE PHARMACEUTICALS

Could it be KC? Campaign in Partnership with NBA Legend Stephen Curry New disease awareness campaign designed to raise KC awareness and promote earlier detection and diagnosis Curry to share his personal experience living with KC to help elevate awareness and emphasize the importance of early detection

Launch Timing for Epioxa & New Rare Disease Infrastructure 1Q 26 2Q 26 3Q 26 4Q 26 2027+ Go live with patient service and support hub Drug availability/launch Establish site of care network Establish payer coverage Support advocacy efforts and contracting processes J-Code Effective Date Accelerate marketing spend to support increased patient awareness and education Expand body of clinical evidence with peer-reviewed publications

WHAT IF? CUSTOMIZED, SPHERICAL THERAPY Use biomechanical modeling to deliver customized, patterned treatment that matches each patient’s unique corneal tomography Use proprietary algorithm to precisely target UV energy for maximum CXL efficacy 3rd Gen iLink is not approved by the FDA Next Game-Changing Program: Customized, Spherical Therapy for KC Currently in Phase 2 clinical trials Built on Epioxa advantages while further streamlining and enhancing patient experience Potential to be another game-changing advancement in KC care DESIGNED TO:

Product Roadmap for Sustained Leadership in Effective KC Care PRODUCT PATIENT STATUS Epioxa (Epi-on) Keratoconus FDA Approved (2025) iLink 3rd Generation Keratoconus Phase 2 iVeena (IVMED-80) Keratoconus Phase 2 iLinko2n KC Screening Device Keratoconus FDA-Registered

iLUTION PLATFORM

Novel Eyelid Drug Delivery Platform Spearheads Glaukos' Entry into Anterior Segment Part D Pharmaceuticals

PLATFORM FOCUS



Transdermal cream applied to eyelid offers potential benefits vs prescription eye drops

- Easier administration
- Faster onset of action
- Fewer side effects
- Better compliance

Primarily focused on solutions for multiple chronic eye diseases and disorders

- Demodex Bletharitis
- Progressive Myopia

LEAD iLUTION CANDIDATE UPDATE

- **Demodex blepharitis program in Phase 2 clinical stage with <u>completed patient enrollment</u>**

  Eyelid delivery of potent transdermal physostigmine cream designed to address infestation of demodex mites, a common ectoparasite found on human skin

  Characterized by eyelid inflammation and irritation resulting eyelid redness, discomfort and debris



- **An effective solution for demodex blepharitis represents significant growth opportunity**

25 Million — *Estimated number of people affected in the US*[1]

$700+Million — *Estimated 2025 US market size*[2]

1 O'Dell L, Dierker DS, Devries DK, et al. Psychosocial Impact of Demodex Blepharitis. Clin Ophthalmol. 2022;16:2979-2987 2 Publicly available market estimates
iLution therapies are not approved by the FDA

23 © 2026 Glaukos Corporation

GLAUKOS TRANSFORMING VISION

Biodegradable Implants Designed to Provide Long-Duration Efficacy 1 Market Scope 2 Long-term Experience With Intravitreal Anti-VDGF Treatment in Patients with AMD: Analysis of IRIS Registry Database (presented at 39th Annual Meeting of the American Society of Retina Specialists by Theodore Leng, MD) 3 Prior ARVO presentation Retina XR therapies are not approved by the FDA Current intravitreal injections impose tremendous treatment burdens on patients and contribute to lack of compliance Monthly or bi-monthly anti-VEGF injections are standard of care for AMD, DME and RVO but… 39 % of patients are lost to follow-up within 2 years2 PLATFORM FOCUS Addressing major drawbacks of conventional retina therapies MARKET FACTS $ Patient enrollment is now complete in Phase 2a first-in-human clinical trial of IVT multi-kinase inhibitor program targeting AMD, DME and RVO Biodegradable, small molecule implant is designed to provide sustained, long-duration efficacy for improved patient experience and compliance 28 +Million People in the US affected by retinal disease, primarily AMD and diabetic eye disease1 10 +Billion Estimated US market size in 20241 LEAD RETINA XR CANDIDATE UPDATE FLUORESCEIN ANGIOGRAPHY LEAKAGE IN A RABBIT MODEL3

ABOUT GLAUKOS

Disrupting Paradigms with One of the Industry's Most Formidable Portfolios

PRODUCT	PATIENT	STATUS	
iStent / iStent inject / iStent inject W	Mild-to-Moderate Glaucoma with Cataract	FDA Approved (2012, 2018, 2020)	GLAUCOMA
iStent infinite	Glaucoma (failed on prior therapy)	FDA Cleared (2022)	GLAUCOMA
iStent infinite	Glaucoma (label expansion)	Active PMA Study / EU MDR Cert (2025)	GLAUCOMA
PRESERFLO MicroShunt	Advanced-Refractory Glaucoma	OUS Approved / US Active IDE Study	GLAUCOMA
iDose TR	Ocular Hypertension - Glaucoma	FDA Approved (2023)	GLAUCOMA
iDose TRIO	Ocular Hypertension - Glaucoma	Phase 3b	GLAUCOMA
iDose TREX	Ocular Hypertension - Glaucoma	Phase 2b/3	GLAUCOMA
iDose Next Generation	Ocular Hypertension - Glaucoma	Pre-Clinical	GLAUCOMA
Mitosol	Adjunct to Glaucoma Filtration Surgery	FDA Approved	GLAUCOMA
Epioxa (Epi-on)	Keratoconus	FDA Approved (2025)	CORNEA
iLink 3rd Generation	Keratoconus	Phase 2	CORNEA
IVMED-80 (iVeena)	Keratoconus	Phase 2	CORNEA
iLinko$_2$n KC Screening Device	Keratoconus	FDA-Registered	CORNEA
iLution Blepharitis	Demodex Blepharitis	Phase 2	CORNEA
iLution Myopia	Progressive Myopia	Pre-Clinical	CORNEA
IVT Multi-Kinase Inhibitor (GLK-401)	AMD, DME, RVO	Phase 2	RETINA
GLK-901 (RevOpsis)	AMD, DME, DR, RVO	Pre-Clinical	RETINA
IVT NCE Conjugate (GLK-411)	DME	Pre-Clinical	RETINA
Radius XR	Wearable Patient Engagement & Diagnostic System	FDA Cleared	OTHER
iAccess	Precision Goniotomy	FDA Cleared	OTHER


iStent
Micro-Scale
iDose
Sustained-Release
iLink
Bio-Activated
iLution
Eyelid Delivery
Retina XR
Bio-Erodible IVT

Pursuing dropless innovations that advance the standards of care, improve outcomes and enhance the quality of life for large and underserved patient populations

25 © 2026 Glaukos Corporation

GLAUKOS
TRANSFORMING VISION

Solid Financial Footing Supports Future Pipeline Delivery & Growth Plans net sales1 (in millions) Global infrastructure 17 Countries with direct operations 300+ Global commercial personnel Gross margin2 (3Q 2026) 88 % Sales mix (3Q 2026) US Glaucoma Corneal Health Int’l Glaucoma Healthy Balance sheet 340 Cash and equivalents; no debt as of 9/30/2026 $ Million Specialized Manufacturing expertise Industry leader in micro-scale manufacturing with 20+ years’ experience State-of-the-art facilities that meet regulatory, CMC and ISO 7 guidelines Further strengthening capabilities with new facility in Huntsville, AL 2026 / 2027 Sales: Revenue guidance midpoint as of 3Q 2026 earnings call held on 10/28/2026 3Q 2026 gross margin adjusted for certain accounting and other adjustments - see Appendix for details $1,000

WE’LL GO FIRST Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases.

Appendix